UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CNX Resources Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CNX RESOURCES CORPORATION CNX CENTER 1000 HORIZON VUE DRIVE, SUITE 400 CANONSBURG, PA 15317-6506

Your Vote Counts!

CNX RESOURCES CORPORATION
2025 Annual Meeting
Annual Meeting Date: May 1, 2025
Time: 10:00 a.m., Eastern Time
Location: www.virtualshareholdermeeting.com/CNX2025
Vote by April 30, 2025 11:59 PM ET.
For shares held in the 401(k) plan, vote by April 28, 2025 11:59 PM ET.

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You invested in CNX RESOURCES CORPORATION and it’s time to vote!
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 1, 2025. You have the right to vote on proposals being presented at the 2025 Annual Meeting.

Get informed before you vote
View the Notice and Proxy Statement, Annual Report on Form 10-K and Shareholder Letter online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2025. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or email copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number
Vote Electronically During the Meeting*
May 1, 2025
10:00 a.m., Eastern Time

Electronically at:
www.virtualshareholdermeeting.com/CNX2025
Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone.

*Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This
communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail.
You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse). We encourage you to access and review all of the important information
contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Seven Director Nominees:
1a.	Robert O. Agbede	For
1b.	J. Palmer Clarkson	For
1c.	Nicholas J. DeIuliis	For
1d.	Maureen E. Lally-Green	For
1e.	Bernard Lanigan, Jr.	For
1f.	Ian McGuire	For
1g.	William N. Thorndike, Jr.	For
2.	Ratification of the Anticipated Appointment of Ernst & Young LLP as CNX’s Independent Auditor for the Fiscal Year Ending December 31, 2025.	For
3.	Advisory Approval of CNX’s Named Executive Officer Compensation.	For

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